Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Retail Capital LLC d/b/a Credibly (the “Company”)

SunTrust Robinson Humphrey, Inc. (“SunTrust”)

(together, the “Specified Parties”)

Re: Credibly Asset Securitization LLC, Series 2018-1 Notes – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in electronic data files entitled “Strats_Data_v2.xlsx” and “Data_tape_v3.xlsx” (together, the “Data File”) provided by the Company on September 7, 2018, and September 26, 2018, respectively, containing certain information related to 2,226 receivables secured by small business loans and merchant cash advances (“Receivables”) as of August 31, 2018, which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Product Type Mapping” means electronic mail communication from the Company on September 12, 2018, regarding the mapping of product types of the Receivables.

•	The term “Risk Score Mapping” means electronic mail communication from the Company on September 14, 2018, regarding the mapping of various risk score categories of the Receivables.

•

The term “Risk Score Mapping File” means an electronic data file entitled “score_mapping.xlsx,” extracted from the Company’s internal transaction scoring server, provided by the Company on September 14, 2018, containing the risk score and Risk Score Mapping information related to the Receivables in the Data File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International

Cooperative (“KPMG International”), a Swiss entity.

•	The term “Yield Calculation File” means electronic mail communication from the Company on September 26, 2018, regarding the yield calculation methodology for the Receivables.

•	The term “Recap System” means the Company’s loan origination and servicing system.

•

The term “Sources” means Business Info Screen, Business Loan Application, UW Summary Screen, Funding Credit Pull Screen, Signed Contract, Weekly Repayment Addendum to Business Loan Agreement, Transaction History Screen, Deal Info Screen, and Deal Info with Syndication Screen from the Recap System; Product Type Mapping, Risk Score Mapping, Risk Score Mapping File, Yield Calculation File, and Yield Information furnished by the Company. We make no representation regarding the validity, enforceability, or authenticity of such Sources.

I.	The Selected Receivables

The Company instructed us to select a random sample of 200 Receivables from the Data File (the “Selected Receivables”). A listing of the Selected Receivables is listed in Exhibit A attached hereto. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables we were instructed to randomly select from the Data File.

II.	The Data File Procedures

For each of the Selected Receivables, we recomputed or compared the specified attributes listed below contained in the Data File to the corresponding information in the respective Sources. The Specified Parties indicated that the absence of any of the specified Sources, or the inability to agree the indicated information from the Data File to the Sources for each of the specified attributes, utilizing instructions provided by the Company (as applicable and indicated below), constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources/Instructions

Merchant Name	The “ID” field on the Business Info Screen

State	The “State Incorporated” field on the Business Info Screen; the “Billing State” field on the Business Info Screen; or the “State” field on the Business Loan Application

FICO	The “FICO” field on the UW Summary Screen or the “Credit Score” field on the Funding Credit Pull Screen. In the event there were multiple FICO scores or credit scores within the same UW Summary Screen or Funding Credit Pull Screen for a Selected Receivable, we were instructed by the Company to recalculate the average of the scores under the “FICO” field on the UW Summary Screen or the “Credit Score” field on the Funding Credit Pull Screen.

Payment/Remittance Frequency	The “Repayment Plan” field on the Signed Contract or the “Repayment Plan” field on the Weekly Repayment Addendum to Business Loan Agreement

Remaining Funding Amount	The “Remaining Contractual Amount” field as of August 31, 2018, on the Transaction History Screen, the “Factor” field on the Deal Info Screen, and the “Syndication Percentage” field on the Deal Info with Syndication Info Screen. We were instructed by the Company to recompute the Remaining Funding Amount as the Remaining Contractual Amount divided by the Factor, then multiply the result by the Syndication Percentage.

Attributes	Sources/Instructions

Rate/Factor	The “Factor” field on the Deal Info Screen

Product Type	The “Deal Type” field on the Deal Info Screen and the Product Type Mapping

SIC Code	The “SIC” field on the Business Info Screen

Risk Categories	The “Score” column within the Risk Score Mapping File and the Risk Score Mapping

Business Funded Date	The “Funded Date” field on the Deal Info Screen

Business Age	The “Business Funded Date” field on the Deal Info Screen and the “Business Start Date” field on the Business Info Screen. We were instructed by the Company to recompute the Business Age by calculating the number of months between the Business Funded Date and the Business Start Date.

Yield	We were instructed by the Company to recompute the Yield by using the methodology stated in the Yield Calculation File.

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Sources. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File and the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

October 3, 2018

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20181001	51	20181051	101	20181101	151	20181151
2	20181002	52	20181052	102	20181102	152	20181152
3	20181003	53	20181053	103	20181103	153	20181153
4	20181004	54	20181054	104	20181104	154	20181154
5	20181005	55	20181055	105	20181105	155	20181155
6	20181006	56	20181056	106	20181106	156	20181156
7	20181007	57	20181057	107	20181107	157	20181157
8	20181008	58	20181058	108	20181108	158	20181158
9	20181009	59	20181059	109	20181109	159	20181159
10	20181010	60	20181060	110	20181110	160	20181160
11	20181011	61	20181061	111	20181111	161	20181161
12	20181012	62	20181062	112	20181112	162	20181162
13	20181013	63	20181063	113	20181113	163	20181163
14	20181014	64	20181064	114	20181114	164	20181164
15	20181015	65	20181065	115	20181115	165	20181165
16	20181016	66	20181066	116	20181116	166	20181166
17	20181017	67	20181067	117	20181117	167	20181167
18	20181018	68	20181068	118	20181118	168	20181168
19	20181019	69	20181069	119	20181119	169	20181169
20	20181020	70	20181070	120	20181120	170	20181170
21	20181021	71	20181071	121	20181121	171	20181171
22	20181022	72	20181072	122	20181122	172	20181172
23	20181023	73	20181073	123	20181123	173	20181173
24	20181024	74	20181074	124	20181124	174	20181174
25	20181025	75	20181075	125	20181125	175	20181175
26	20181026	76	20181076	126	20181126	176	20181176
27	20181027	77	20181077	127	20181127	177	20181177
28	20181028	78	20181078	128	20181128	178	20181178
29	20181029	79	20181079	129	20181129	179	20181179
30	20181030	80	20181080	130	20181130	180	20181180
31	20181031	81	20181081	131	20181131	181	20181181
32	20181032	82	20181082	132	20181132	182	20181182
33	20181033	83	20181083	133	20181133	183	20181183
34	20181034	84	20181084	134	20181134	184	20181184
35	20181035	85	20181085	135	20181135	185	20181185
36	20181036	86	20181086	136	20181136	186	20181186
37	20181037	87	20181087	137	20181137	187	20181187
38	20181038	88	20181088	138	20181138	188	20181188
39	20181039	89	20181089	139	20181139	189	20181189
40	20181040	90	20181090	140	20181140	190	20181190
41	20181041	91	20181091	141	20181141	191	20181191
42	20181042	92	20181092	142	20181142	192	20181192
43	20181043	93	20181093	143	20181143	193	20181193
44	20181044	94	20181094	144	20181144	194	20181194
45	20181045	95	20181095	145	20181145	195	20181195
46	20181046	96	20181096	146	20181146	196	20181196
47	20181047	97	20181097	147	20181147	197	20181197
48	20181048	98	20181098	148	20181148	198	20181198
49	20181049	99	20181099	149	20181149	199	20181199
50	20181050	100	20181100	150	20181150	200	20181200

(*):	The Company has assigned a unique Lead ID number to each receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Lead ID numbers.